UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 26, 2012


                            LATITUDE SOLUTIONS, INC.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                     000-54194                 26-1284382
----------------------------     ----------------   ----------------------------
(State or other jurisdiction     (Commission File   (IRS Employer Identification
    of  incorporation)                Number)                  Number)


                  3500 W. SEVENTH STREET, FORT WORTH, TX 76107
        ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (817)335-3430
        ---------------------------------------------------------------
               Registrant's telephone number, including area code


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
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TRANSFER OF LISTING

On September 26, 2012, Latitude Solutions, Inc. ("the Company") announced that the trading of its common stock had been moved from the Over The Counter Bulletin Board to the Pink Sheets. The stock still trades under the symbol "LATI."

The Company was transferred to the Pink Sheets due to its failure to keep current in its financial filings with the Securities and Exchange Commission.































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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     LATITUDE SOLUTIONS, INC.



                                     By: /s/ James B. Smith
                                     -----------------------------------------
                                     James B. Smith, Chief Financial Officer


                                     Date:  September 26, 2012









































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